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                         SECURITIES EXCHANGE ACT OF 1934

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                          Metropolitan Financial Corp.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)


            --------------------------------------------------------
    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                  [COMPANY LOGO: METROPOLITAN FINANCIAL CORP.]

                          METROPOLITAN FINANCIAL CORP.

                           22901 MILL CREEK BOULEVARD

                           HIGHLAND HILLS, OHIO 44122

                                                                   April 2, 2001



Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Shareholders of Metropolitan Financial Corp., which will be held at our executive offices, 22901 Mill Creek Boulevard, Highland Hills, Ohio, at 9:00 a.m., local time, on Tuesday, April 24, 2001.

        All holders of record of shares of Common Stock of Metropolitan Financial Corp. as of March 5, 2001, are entitled to notice of and to vote at the 2001 Annual Meeting.

        As described in the accompanying Notice and Proxy Statement, you will be asked to vote on two proposals: 1) election of four directors to serve for three-year terms expiring in 2004; and 2) ratification of the appointment of independent auditors for 2001.

        The accompanying Notice and Proxy Statement and the Annual Report for the year ended December 31, 2000, are being mailed to shareholders on or about April 2, 2001.

        Your vote is very important, regardless of the number of shares you own. I urge you to complete, sign, and date each proxy card you receive and return it as soon as possible in the postage-paid envelope provided, even if you currently plan to attend the 2001 Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Thank you for your consideration of these matters and please vote today.

                                                        Sincerely,


                                                        /s/ Robert M. Kaye
                                                        ROBERT M. KAYE
                                                        Chairman of the Board

                  [COMPANY LOGO: METROPOLITAN FINANCIAL CORP.]

                          METROPOLITAN FINANCIAL CORP.
                           22901 Mill Creek Boulevard
                           Highland Hills, Ohio 44122

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                 APRIL 24, 2001

         The Annual Meeting of Shareholders of Metropolitan Financial Corp. will be held at 22901 Mill Creek Boulevard, Highland Hills, Ohio, on Tuesday, April 24, 2001, at 9:00 a.m., local time, for the following purposes:

         1. To elect four directors to serve for three-year terms expiring in 2004.

         2. To ratify the appointment of Crowe, Chizek and Company LLP as Metropolitan Financial Corp.'s independent auditors for the fiscal year ending December 31, 2001.

         3. To transact such other business as may properly come before the 2001 Annual Meeting or any postponement or adjournment thereof.

         The Board of Directors has selected March 5, 2001, as the record date for the Annual Meeting. Only those shareholders of record at the close of business on that date will be entitled to notice of and to vote at the 2001 Annual Meeting or any postponement or adjournment thereof.

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



                                          By Order of the Board of Directors


                                          MALVIN E. BANK
                                          Secretary

April 2, 2001

                                TABLE OF CONTENTS

VOTING INFORMATION FOR THE ANNUAL MEETING.......................................    1

PROPOSAL 1      ELECTION OF DIRECTORS...........................................    2
                Nominees for Terms that Expire at the 2004 Annual Meeting.......    2
                BOARD'S RECOMMENDATION..........................................    2
                Continuing Directors............................................    3
                Board Information...............................................    4
                Compensation Committee Interlocks and Insider Participation.....    5
                Certain Transactions............................................    5
                Audit Committee Report..........................................    6
                Compensation Committee Report on Executive Compensation.........    7
                Performance Graph...............................................    8
                Executive Compensation and Other Information....................   10
                Summary Compensation Table......................................   10
                Option / SAR Grants in Last Fiscal Year.........................   11
                Section 16(a) Beneficial Ownership Reporting Compliance.........   11
                Employment Contract.............................................   11
                Metropolitan Share Ownership....................................   12
                Certain Beneficial Owners.......................................   13
                Change in Control...............................................   13

PROPOSAL 2      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.............   13
                BOARD'S RECOMMENDATION..........................................   14

GENERAL         2002 Shareholder Proposals......................................   14
                Voting Procedures...............................................   14
                General Information.............................................   14
                Voting Your Proxy Card..........................................   15
                Revoking Your Proxy.............................................   15

APPENDIX "1"    Audit Committee Charter.........................................   16


                                     [LOGO]
                          METROPOLITAN FINANCIAL CORP.
                           22901 Mill Creek Boulevard
                           Highland Hills, Ohio 44122

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

               VOTING INFORMATION FOR THE ANNUAL MEETING

       ANNUAL MEETING  April 24, 2001                 Corporate Headquarters
           DATE, TIME  9:00 a.m., EDT,                22901 Mill Creek Boulevard
           AND PLACE:  and at any postponement        Highland Hills, OH  44122
                       or adjournment thereof

         RECORD DATE:  The close of business on March 5, 2001. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. On the record date, we had 8,106,200 shares of our common stock outstanding.



           PROPOSALS:  1.  To elect four directors to serve for three-year terms expiring in 2004;
                       2. To ratify the selection of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2001; and
                       3.  To transact any other proper business.

             PROXIES: The proxy card authorizes Robert M. Kaye, Kenneth T. Koehler and Malvin E. Bank, and each of them, with full power of substitution, as proxies to vote at the annual meeting as you designate on the proxy card. Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies "For" the Board's nominees and "For" proposal 2. The Board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the Board or proxy holders will vote for a person whom they believe will act in the best interests of Metropolitan.

PROXIES SOLICITED BY:  The Board of Directors

        MAILING DATE:  Approximately April 2, 2001

       REVOKING YOUR:  You may revoke your proxy before it is
               PROXY: voted at the 2001 Annual Meeting by following the procedures listed on page 15 under "Voting
                       Procedures/Revoking Your Proxy."
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
     PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          BOARD STRUCTURE: The Board has 11 directors. The directors are divided into three classes. At each annual meeting, the term of one class expires. Directors in each class serve for three-year terms. Each director of Metropolitan Financial Corp. ("Metropolitan") also serves as a director of its largest subsidiary, Metropolitan Bank and Trust Company ("Bank").

           BOARD NOMINEES: Each of the Board's nominees for terms expiring in
                           2004 currently serves as a director. Each nominee has agreed to serve if elected.

NOMINEES FOR TERMS THAT EXPIRE AT THE 2004 ANNUAL MEETING

                ROBERT R. Mr. Broadbent has served as a Director of BROADBENT Metropolitan and the Bank since 1992. From 1984 to
                           1989, Mr. Broadbent served as Chairman and Chief Director Since 1992 Executive Officer of The Higbee Company, a
                           Cleveland-based clothing and housewares retailer. Mr. Broadbent served as the Chairman of the Rock and Roll Hall of Fame Museum, Inc. until May 1994 and is now on the advisory board. Mr. Broadbent also serves as a director of PICO Holdings, Inc., as well as a trustee of the Murphy Foundation. Age 79.

              MARJORIE M.  Ms. Carlson has served as a Director of Metropolitan
                 CARLSON   and the Bank since 1994. She is the retired Director
                           of Development for The Cleveland Foundation. Ms.
     Director Since 1994   Carlson is a member of the Board of Trustees of the
                           College of Wooster, the Musical Arts Association,
                           Playhouse Square Foundation, The Gund Foundation and
                           Exuma Foundation. Age 60.

                 JAMES A.  Mr. Karman has served as a Director of Metropolitan
                   KARMAN and the Bank since 1992. Mr. Karman has been affiliated with RPM, Inc., a manufacturer of
      Director Since 1992  protective coatings, sealants and specialty chemicals, since 1963. From 1978 to 1999, Mr. Karman served as President and Chief Operating Officer of RPM, Inc., and in 1999 was elected its Vice Chairman. Mr. Karman serves as a member of the Board of Directors of RPM, Inc., A. Schulman, Inc. and Shiloh Industries, Inc. In addition, Mr. Karman serves as a member of the Board of Trustees of the Boys & Girls Club of Cleveland and The Western Reserve Historical Society, and is a member of the Corporate Council and Finance Committee of the Cleveland Museum of Art. Age 63.

                 RALPH D.  Mr. Ketchum has served as a Director of Metropolitan
                  KETCHUM and the Bank since 1991. Since 1987, Mr. Ketchum has been President of RDK Capital Inc., a general partner
       Director Since 1991 in a partnership formed for the purposes of acquiring and managing companies serving the aircraft industry. Before joining RDK Capital Inc., he was a Senior Vice President and Group Executive for the General Electric Company, Lighting Group. Mr. Ketchum is also a member of the Board of Directors of Lithium Technologies, Inc. Age 75.


                BOARD'S    THE BOARD UNANIMOUSLY RECOMMENDS ELECTION OF THE
         RECOMMENDATION    ABOVE NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE AT
                           THE 2004 ANNUAL MEETING.

CONTINUING DIRECTORS

DIRECTORS WHOSE TERMS EXPIRE AT THE 2002 ANNUAL MEETING

                MALVIN E.  Mr. Bank has served as a Director and as Secretary of
                     BANK Metropolitan and as Secretary of the Bank since 1991. In 2000, Mr. Bank was elected Vice Chairman of
      Director since 1991  Metropolitan and the Bank. Mr. Bank also serves as
                           Assistant Treasurer of Metropolitan. Mr. Bank is General Counsel of The Cleveland Foundation. Previously, Mr. Bank was a senior partner with the Cleveland law firm of Thompson Hine & Flory LLP for more than five years. Mr. Bank also serves as a director of Oglebay Norton Company and as a trustee of Case Western Reserve University, The Holden Arboretum, Chagrin River Land Conservancy, Cleveland Center for Research in Child Development, Hanna Perkins School, and numerous other civic and charitable organizations and foundations. Age 70.


                ROBERT M.  Mr. Kaye has served as Chairman and Chief Executive
                     KAYE Officer of Metropolitan and the Bank since 1987. He has also served as President of Planned Residential
      Director since 1987  Communities, Inc. since 1960. Planned Residential
                           Communities, Inc. is actively engaged in every aspect of multifamily housing from new construction and rehabilitation to acquisition and management. Mr. Kaye serves as a member of the Board of Directors of Community Bank of New Jersey. He has also been a member of the Board of Trustees and Corporate Council of the Cleveland Museum of Art, a member of the Board of Directors of Neighborhood Progress, Inc., Chairman of the Board of Directors of New Village Corp., and has been a member of the Board of Trustees of the College of New Jersey since 1980 and of The Peddie School since 1988. Age 64.

                 DAVID P.  Mr. Miller has served as a Director of Metropolitan
                   MILLER and the Bank since 1992. Mr. Miller also serves as Treasurer and Assistant Secretary of Metropolitan.
      Director Since 1992  Since 1986, Mr. Miller has been the Chairman and
                           Chief Executive Officer of Columbia National Group, Inc., a Cleveland-based scrap and waste materials wholesaler and steel manufacturer. He is currently commissioner of the Ohio Lottery. Age 68.


DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING

                  LOIS K. Ms. Goodman has served as a Director of Metropolitan GOODMAN and the Bank since 1994. Since 1990, she has been
                           President of the Work & Family Consulting Group, Director Since 1994 Inc., a consulting service for employers on managing working families. Ms. Goodman is also a member of the Board of Trustees for the Cleveland Opera, the Jewish Community Federation, Starting Point, Eldred Theater and The Montefiore Home (including serving as its immediate Past President). Age 67.



            MARGUERITE B.  Ms. Humphrey has served as a Director of Metropolitan
                HUMPHREY   and the Bank since 1994. Ms. Humphrey developed and
                           implemented workshops for trustee education for the
    Director Since 1994    Cultural Arts Trustee Forum at the Cleveland Mandel
                           Center from 1992 to 1995. She is a trustee for the American Symphony Orchestra League, the Cleveland
                           Institute of Music, the Musical Arts Association,
                           Rainbow Babies and Children's Hospital and the
                           Cleveland Zoological Society. Age 59

               KENNETH T.  Mr. Koehler joined Metropolitan in January 1999 as
                  KOEHLER Executive Vice President. He has served as President and Chief Operating Officer since October 1999. Prior
      Director Since 1999  to that, Mr. Koehler served as President and Chief
                           Executive Officer of United Heritage Bank, Edison, NJ, a de-novo $40 million community bank, from February 1998 to January 1999, where he was responsible for all areas of operations. From 1994 to February 1998, Mr. Koehler served as President of Golden City Commercial Bank, New York, NY, an $80 million community bank, where he was responsible for all areas of operations. Mr. Koehler's previous experience also includes serving as President and Chief Executive Officer of Dollar Dry Dock Bank, a $5 billion financial institution headquartered in White Plains, NY, and as Executive Vice President of RI Hospital Trust National Bank, a $4.0 billion subsidiary of Bank of Boston, Providence, RI. Mr. Koehler is currently a Trustee of the Catholic Charities Corporation of the Diocese of Greater Cleveland and a Trustee of the Great Lakes Theater Festival. He has also served as a director of Cumberland Farms/Gulf Oil Company and as a trustee of Providence Performing Arts Association and Catholic Charities Annual Appeal, Diocese of Rhode Island. Age 55.

               ALFONSE M.  Mr. Mattia has served as a consultant to the Bank
                   MATTIA since 1987 and as a Director of Metropolitan and the Bank since 1996. He is a Certified Public Accountant
      Director Since 1996  and a founding partner of Amper, Politziner & Mattia, a regional public accounting and consulting firm.
                           Mr. Mattia is a charter member of the Rutgers University Family Business Forum, a member of the Harvard Business School Club of New York and a member of several senior committees of the American Institute of Certified Public Accountants. Age 59.


       BOARD INFORMATION

                   BOARD  During 2000, the Metropolitan Board held four
                MEETINGS regular quarterly meetings and four special meetings. Each director attended at least 75% of his or her Metropolitan Board meetings except for Mr. Karman, who attended 50% of the meetings.

                          Each Metropolitan director also serves as a director of the Bank. The Bank's Board held 12 regular monthly meetings in 2000. The Bank's Board has also established several committees, including an Audit Committee and a Compensation and Organization Committee. The Bank Board Committees perform the same functions for the Boards of Directors of both Metropolitan and the Bank. Each director attended at least 75% of his or her Bank Board and committee meetings.

             BANK BOARD    The Audit Committee recommends appointment of
             COMMITTEES    Metropolitan's independent auditors. It also receives
                           and approves reports and plans, accounting policies and financial statements. The committee oversees
                           Metropolitan's internal audit function and reviews our internal control and audit systems with management and the independent auditors. The Audit
                           Committee held four meetings in 2000. Present members: Messrs. Miller (Chair), Broadbent, Karman and Mattia.

                           The Compensation and Organization Committee reviews and recommends compensation with respect to Metropolitan's Chairman of the Board and President and the Bank's Executive Vice Presidents. The committee held two meetings during 2000. Present members: Messrs. Ketchum (Chair) and Kaye, Ms. Carlson and Ms. Humphrey.

                           A Stock Option Committee was formed in February 2001 to have concurrent authority with the Board of Directors on matters relating to stock options under

                            Metropolitan's 1997 Stock Option Plan. The members of the Stock Option Committee are Mr. Ketchum (Chair), Ms. Carlson and Ms. Humphrey.

                            The Bank Board of Directors established a Corporate Governance Committee in March 2000, which functions as the standing Nominating Committee for Metropolitan and the Bank. Members: Mr. Bank (Chair), Ms. Carlson and Ms. Goodman.

                            The required procedures to be nominated as a director are found in Metropolitan's Amended and Restated Code of Regulations (the "Regulations"). Only those persons nominated according to the Regulations are eligible to be elected. All nominations must be in writing and given to our Corporate Secretary between 60 and 90 days before the annual shareholders meeting. However, if we give less than 75 days prior notice (either to our shareholders or by public disclosure) of the annual shareholders meeting, then you have 15 days from the date we gave the prior notice to make your nomination. The prior notice is given when mailed.

                            All nominations must include the following information about the proposed nominee: the nominee's (a) name, age, business, and residence address; (b) principal occupation or employment for the last five years; (c) beneficial ownership, by class and number, of Metropolitan common shares and other Metropolitan securities; (d) other positions held as a director, officer, partner, employee or controlling shareholder of any corporation or other business entity; (e) prior position as a director, officer or employee of a depository institution or any company controlling a depository institution, if any; (f) certain information which would be required to be disclosed in a proxy statement; and (g) written consent to serve if nominated or elected. The nomination must also contain information about the shareholder making the nomination, including:
                            (a) the shareholder's name and record address; (b) a statement that the shareholder is a record holder entitled to vote at the annual meeting; (c) a description of any arrangement or understandings between the shareholder and the nominee and any other person(s) must be described (including naming such person(s)); and (d) the shareholder's beneficial ownership, by class and number of shares, of Metropolitan common shares.

              BANK BOARD   Except for Messrs. Kaye and Koehler, directors of the
            COMPENSATION   Bank receive a monthly retainer of $1,000. Except for
                           Messrs. Bank and Koehler, directors of the Bank receive a $500 attendance fee for each Bank Board meeting attended. As Chairman of the Bank's Executive
                           Committee, Mr. Bank also receives $9,167 per month.
                           Otherwise, directors receive no fees or other retainers for serving on Metropolitan's Board, or on any of the Board committees of Metropolitan or the Bank.


COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

                   PLANNED Planned Residential Communities, Inc. ("PRC")
               RESIDENTIAL provides Metropolitan with consulting services on COMMUNITIES employee benefits and multifamily property matters for an annual retainer of $96,000. Mr. Kaye, Chairman of the Board, is the sole shareholder of PRC.
CERTAIN TRANSACTIONS

                  BANKING  The Bank has had banking transactions, including
              TRANSACTIONS loans, with Metropolitan's and the Bank's directors, officers, shareholders and associates, and expects these transactions to continue into the future. The transactions are in the ordinary course of the business of the Bank and are on substantially the same terms, including interest rates and collateral on loans, prevailing at the time for comparable transactions with other persons. The transactions do not involve more than the normal risk of collectability or present other terms unfavorable to the Bank.

                            AUDIT COMMITTEE REPORT

                  CHARTER The Audit Committee of the Bank's Board of Directors most recently amended its written charter on March 23, 2001, which has been adopted by the Bank's Board of Directors. A copy of the Audit Committee's charter is attached as Appendix "1" to this Proxy Statement.

                    AUDIT   Each of the members of the Audit Committee is either
                COMMITTEE   independent as defined in the applicable listing
                   MEMBER   standards of the National Association of Securities
             INDEPENDENCE   Dealers ("NASD") or has been appointed to serve on
                            the Audit Committee by the Bank's Board of Directors in accordance with Rule 4460(d)(2)(B) of NASD's listing standards (the "Rule"). Mr. Miller serves as the non-employee Treasurer of Metropolitan. While
                            Mr. Miller earns no salary or other compensation for serving as Metropolitan's non-employee Treasurer,
                            NASD's listing standards technically deem Mr. Miller not to be independent within the meaning of the applicable rule. Because of this and pursuant to the Rule, the Board of Directors appointed Mr. Miller to serve as Chairman of the Audit Committee for the following reasons: 1) as chairman and president of a number of privately-held companies, Mr. Miller possess a great deal of knowledge and experience of financial, business and other matters; and, 2) the Board of Directors has always valued the insight, comments and direction provided by Mr. Miller's experience and judgement on matters presented to it over the years, and desires to continue to benefit from Mr. Miller's participation in its Audit
                            Committee matters.



                     AUDIT  As a part of the normal conduct of its duties, the
                 COMMITTEE  Bank's Audit Committee:
                    REPORT
                            - reviewed and discussed the audited financial statements for the year ending December 31, 2000 with members of management.

                            - discussed with Metropolitan's independent auditors, Crowe, Chizek and Company LLP, the matters discussed by SAS 61.

                            - received the written disclosures and the letter from Crowe, Chizek and Company LLP required by Independence Standards Board Standard No. 1 and discussed with Crowe, Chizek and Company LLP the degree of its independence.

                             Based upon the above review and discussions, the Audit Committee recommended to Metropolitan's Board of Directors that the audited financial statements be included in Metropolitan's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.


                                                  THE AUDIT COMMITTEE

                                                  David P. Miller, Chair
                                                  Robert R. Broadbent
                                                  James A. Karman
                                                  Alfonse M. Mattia
March 23, 2001

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

                           The Compensation and Organization Committee (the
                    THE    "Committee") of the Bank's Board of Directors reviews
              COMMITTEE    all issues pertaining to the compensation of the
                           Bank's Chief Executive Officer and President and the
                           Bank's Executive Vice Presidents. The Committee submits its recommendations concerning compensation to the full Board of Directors of the Bank for approval.

                 OVERALL   The overriding objectives of the Committee are to
              OBJECTIVES   motivate employees to accomplish goals desired by
                           Metropolitan and the Bank. During 2000, those goals included:

                           - attracting, retaining and motivating executives and key employees with competitive compensation opportunities.

                           - balancing short-term and long-term strategic goals.

                           - rewarding performance that furthered the goal of strengthening Metropolitan's and the Bank's balance sheets.

                           - addressing the concerns of shareholders, employees, the financial community and the general public.

              COMPETITIVE  As an overall evaluation tool used in setting the
                   MARKET compensation for the Chief Executive Officer and REVIEW President, the Committee reviews a bank compensation survey prepared annually by the accounting firm of Crowe, Chizek and Company LLP. By studying this report, the Committee is able to review compensation levels and structures for banks with characteristics similar to the Bank. The Committee gives particular weight to banks with similar geographic location and similar asset size. The companies listed in the selected peer group used in developing the following performance graph include companies included in the bank compensation survey prepared by Crowe, Chizek and Company LLP.

       BANK'S PERFORMANCE  The base salary and bonus of the Chief Executive
                  AFFECTS  Officer, President and the Executive Vice Presidents
                EXECUTIVE  are reviewed annually. In making its determinations
             COMPENSATION  concerning salary and bonuses, the Committee evaluates the executive's level of responsibility and performance. In the past, the Committee has also taken the performance of the Bank into account by measuring the Bank's financial performance for the previous year in light of the internal projections and forecasts prepared by management for the period.

                 MR. KAYE Mr. Kaye's salary has traditionally been set by the Committee at a level competitive with salaries of chief executive officers of banks of similar geographic location and asset size. Mr. Kaye's base salary for 2000 was $474,994. This increase in salary from 1999 was based in part on Mr. Kaye's business planning and entrepreneurial skills, vision, judgment and leadership as well as his attention to detail. Mr. Kaye was also instrumental in Metropolitan's goal in 2000 to strengthen its balance sheet by increasing its reserves for loan losses. The Committee also recognized the performance of Mr. Kaye in continuing to attract several new key officers and retain outstanding present officers, and his overall management of those officers.

              MR. KOEHLER  The year 2000 marked Mr. Koehler's first complete year as President and Chief Operating Officer of Metropolitan and the Bank. The Bank's Board, upon the recommendation of the Committee, paid Mr. Koehler an annual salary of

                           $260,000. In recognition of Mr. Koehler's efforts in implementing Metropolitan's 2000 plan to strengthen its balance sheet, the Committee also determined that Mr. Koehler was entitled to a bonus of $86,350 for his efforts during 2000. Although Mr. Koehler's bonus is also based in part on a recommendation by Mr. Kaye, the determination of the bonus amount is completely within the discretion of the Committee.

                           During 2000, the salary portion of compensation
                    OTHER earned by the other named executive officer, Donald NAMED F. Smith, was determined by the Committee, after
                EXECUTIVE  consultation with the Chief Executive Officer and the
                  OFFICER President. Mr. Smith's salary was set at a level competitive with the salaries of officers fulfilling the same responsibilities for banks of similar geographic location and asset size. In addition to salary, Mr. Smith earned a bonus of $46,300 for his efforts during 2000. Although Mr. Smith's bonus is also based in part on a recommendation by Messrs. Kaye and Koehler, the determination of the bonus amount is completely within the discretion of the Committee.

                           The Committee believes that the Chief Executive
                    STOCK  Officer, the other executive officers and certain
                   OPTION  other officers and key employees of Metropolitan and
               INCENTIVES  the Bank will be motivated, and their financial interests will be more closely aligned with those of Metropolitan's shareholders, with an award of stock options. During 2000, a committee which consisted entirely of directors who qualified as both outside directors as defined by Section 162m of the Internal Revenue Code and non-employee directors as defined by Rule 16b-3 of the Securities Exchange Act of 1934, determined Metropolitan's stock option policies and made its recommendation to the entire Board. The Board of Directors then determined the actual grants of options. Commencing in 2001, the Stock Option Committee (which has concurrent authority to grant options with the Board of Directors) will make such recommendations to the Board of Directors. The Board of Directors made grants aggregating 47,500 of stock options during 2000. All grants were based on the grantee's historical and/or anticipated contributions to the long-term financial and operational results of Metropolitan. The aggregate number of shares underlying the options, option price, and vesting terms may vary based on the Committee's judgment as to the best form of long-term motivation under the particular circumstances.

                              THE COMPENSATION AND ORGANIZATION COMMITTEE

                                                    Ralph D. Ketchum, Chair
                                                    Robert M. Kaye
                                                    Marjorie M. Carlson
                      March 20, 2001                Marguerite B. Humphrey

                                PERFORMANCE GRAPH

                      HOW The chart on the following page compares METROPOLITAN'S Metropolitan's common shares with (a) the Nasdaq
              SHARES HAVE  Market Index and (b) a selected peer group published
                PERFORMED  by Media General Financial Services, Richmond,
                  AGAINST  Virginia ("MG Peer Group"), which includes 419
           THE MARKET AND  publicly held savings and loan associations located
                ITS PEERS  in the United States. The chart assumes an investment of $100 on October 29, 1996, the day on which Metropolitan's common shares became publicly held, in the common shares of Metropolitan, the Nasdaq Market Index and the stocks in the selected peer group. The overall performance assumes dividend reinvestment throughout the period.

                         COMPARE CUMULATIVE TOTAL RETURN
                       AMONG METROPOLITAN FINANCIAL CORP.,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX

Measurement Period       Metropolitan       MG Peer        NASDAQ Market
(Fiscal Year Covered)     Financial         Group             Index
---------------------     ---------         -----             -----

10/29/96                   100.00           100.00             100.00
12/31/96                   103.23           106.20             105.97
12/31/97                   290.91           178.56             129.63
12/31/98                   216.79           156.53             182.83
12/31/99                   92.91            125.83             322.47
12/31/00                   49.04            203.98             202.68

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

            SUMMARY OF The following table sets forth certain information COMPENSATION with respect to compensation provided by Metropolitan and its subsidiaries during the years ended December 31, 2000, 1999 and 1998, to its chief executive officer and Metropolitan's other executive officers whose annual salary and bonus exceed $100,000.



                           SUMMARY COMPENSATION TABLE

                            FISCAL YEAR
     NAME AND                  ENDED                                              ALL OTHER
PRINCIPAL POSITION          DECEMBER 31         SALARY          BONUS (3)      COMPENSATION (4)
------------------          -----------         ------          ----------     ----------------
Robert M. Kaye                 2000             $474,994              --            $  5,598
Chairman of the                1999              461,330              --               6,368
Board and Chief                1998              394,465          $ 75,000             6,043
Executive Officer

Kenneth T. Koehler             2000              260,000            86,350             4,621
President, Chief               1999 (1)          219,917            60,000            41,318
Operating Officer and          1998                 --                --                --
Assistant Secretary

Donald F. Smith                2000 (2)          196,154            46,350               887
Chief Financial                1999                 --                --                --
Officer and Executive          1998                 --                --                --
Vice President of
the Bank


-------------------------------------------------------------------------------
(1)    Mr. Koehler did not join the Bank until January 18, 1999.
(2)    Mr. Smith did not join the Bank until January 1, 2000.
(3) Paid in January of the following year, except that $1,350 of the 2000 bonus for each of Mr. Koehler and Mr. Smith was paid during 2000.
(4) Includes the following amounts paid for 2000 for term life insurance and the Bank's contributions to the Metropolitan Bank and Trust Company 401(k) Plan: Kaye ($1,444 and $4,154); Koehler ($1,171 and $3,450); and
       Smith ($887 and $0). Mr. Smith was not eligible to participate in the 401(k) plan for 2000. The total amount shown for all other compensation in 1999 for Mr. Koehler included a one-time reimbursement of $40,569 for moving and relocation expenses.

OPTION GRANTS

          STOCK       The following table provides information regarding
        OPTIONS       grants of options made during the year ended December 31,
                      2000, to each of the executive officers named in the Summary Compensation Table.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED ANNUAL RATES OF
                                                                                             STOCK PRICE APPRECIATION FOR
                                                        INDIVIDUAL GRANTS                      TEN YEAR OPTION TERM
                            --------------------------------------------------------------- ------------------------------
                            NUMBER OF        % OF TOTAL
                            SECURITIES       OPTIONS
                            UNDERLYING       GRANTED TO        EXERCISE
                            OPTIONS          EMPLOYEES IN      OR BASE
                            GRANTED          FISCAL            PRICE        EXPIRATION
NAME                        (#)(1)           YEAR(2)           ($/SHARE)    DATE                  5%               10%
--------------------------  ------------------------------- -------------- ---------------- --------------   -------------
Robert M. Kaye                     -              0%              -               -               -                -
Kenneth T. Koehler                 -              0%              -               -               -                -
Donald F. Smith                  10,000         21.05%         $4.888        01/18/2010        $30,720          $77,902
--------------------------------------------------------------------------------------------------------------------------

INCREASE IN VALUE TO ALL COMMON SHAREHOLDERS (3)                                          $24,902,246   $63,163,510
---------------------------

(1) These options vest 50% on the third anniversary, 25% on the fourth anniversary and 25% on the fifth anniversary from the date of grant.
(2)      Represents grants of incentive stock options.
(3) Calculated for the total number of shares outstanding on December 31, 2000 (8,106,200), at a per share price for the $4.888 base price options of $7.96 for 5% annual 10-year price appreciation, and at a per share price of $12.68 for 10% annual 10-year price appreciation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Under the securities laws of the United States, Metropolitan's directors and certain officers are required to report their ownership and changes in ownership of Common Shares to the Securities and Exchange Commission (the "SEC") and NASDAQ. The SEC has established certain due dates for these reports. Based on a review of the copies of such forms furnished to Metropolitan in accordance with SEC regulations, and certain representations received by it, Metropolitan believes that, except as noted below, there were no late filings during 2000. Mr. Mattia filed late Forms 4 for November (three trades) and December 2000 (one trade); and Mr. Bank filed a late Form 4 for August 2000 (two trades).

     EMPLOYMENT   Mr. Koehler and the Bank are parties to a severance agreement
       CONTRACT   that provides in the relevant part that if Mr. Koehler is
                  terminated other than for cause, in exchange for the delivery by Mr. Koehler of a resignation and an executed release agreement acceptable to the Bank, he will receive a severance payment equal to either nine months of his then-current base salary if the termination occurs prior to October 3, 2001, or 12 months if the termination occurs thereafter. The agreement also provides that Mr. Koehler is not entitled to any severance amounts should the Chairman request his resignation for cause or if he resigns without being requested to do so by the Chairman.

                          METROPOLITAN SHARE OWNERSHIP

       DIRECTORS AND    The following tables list, as of February 28, 2001,
  EXECUTIVE OFFICERS    information about Metropolitan's common shares
                        beneficially owned by current directors of and nominees for director of Metropolitan, executive officers included in the Summary Compensation Table, and all directors, nominees for director and executive officers of Metropolitan and the Bank as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common shares indicated.



                                                 AMOUNT AND NATURE
     NAME OF INDIVIDUAL OR PERSONS IN GROUP    OF BENEFICIAL OWNERSHIP     PERCENT OF CLASS
     --------------------------------------    -----------------------     ----------------
     Robert M. Kaye                                  6,060,387.68(1)            74.76%
     Malvin E. Bank                                     64,203.42(2)              *
     Robert R. Broadbent                                32,754.65(3)              *
     Marjorie M. Carlson                                29,243.72(4)              *
     Lois K. Goodman                                    18,700.00(5)              *
     Marguerite B. Humphrey                             11,000.00                 *
     James A. Karman                                     7,700.00                 *
     Ralph D. Ketchum                                   33,000.00(6)              *
     Kenneth T. Koehler                                  2,943.67(7)              *
     Alfonse M. Mattia                                  89,245.20(8)            1.22%
     David P. Miller                                    51,413.32(9)              *
     Donald F. Smith                                     2,808.78(10)             *

     All directors and executive officers            6,403,643.76             79.00%
     as a group (13 persons)

         -------------------------------------------------------------------

(1) Total includes 6,600 common shares held by Mr. Kaye as trustee with sole investment and voting power and 28,835.04 and 4,155.64 held indirectly under the Metropolitan Bank and Trust Company 401(k) Plan ("401(k) Plan") and the Metropolitan Financial Corp. Stock Purchase Plan ("Stock Purchase Plan"), respectively.
(2) Total includes 61,500 shares held by Mr. Bank as trustee with sole investment and voting power and 2,703.42 shares held indirectly under the Stock Purchase Plan.
(3) Total includes 6,500 common shares held by the Broadbent Family Foundation, of which Mr. Broadbent is Chairman and 2,304.65 shares held indirectly by him under the Stock Purchase Plan.
(4) Total includes 2,043.72 common shares held indirectly by Ms. Carlson under the Stock Purchase Plan.
(5) Total includes 11,000 common shares held by Ms. Goodman's spouse, as to which Ms. Goodman disclaims beneficial ownership.
(6) Total includes 7,700 common shares held by Mr. Ketchum's spouse, as to which Mr. Ketchum disclaims beneficial ownership.
(7) Includes 1,943.67 shares held indirectly by Mr. Koehler under the Stock Purchase Plan.
(8) Total includes 45,510 common shares held by Mr. Mattia as trustee; 2,540 common shares held by Mr. Mattia's spouse, as to which Mr. Mattia disclaims beneficial ownership; and 3,070.20 shares held indirectly under the Stock Purchase Plan.
(9) Total includes 1,407.32 shares held indirectly by Mr. Miller under the Stock Purchase Plan.
(10) Total includes 1,808.78 common shares held indirectly by Mr. Smith under the Stock Purchase Plan.
  *      Represents less than 1% of Metropolitan's outstanding common shares.

  CERTAIN BENEFICIAL    Except as set forth below, no person was known to
              OWNERS    Metropolitan on March 5, 2001 to own beneficially
                        within the meaning of the regulations of the Securities and Exchange Commission, more than 5% of Metropolitan's outstanding common shares.



NAME AND ADDRESS                 AMOUNT AND NATURE
OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-------------------           -----------------------     ----------------

Robert M. Kaye                     6,060,387.68                  74.76%
22901 Mill Creek Boulevard
Highland Hills, OH  44122

---------------------------

         CHANGE IN CONTROL Metropolitan has a revolving credit agreement with a commercial bank (the "Commercial Bank Agreement"). The Commercial Bank Agreement is a revolving line of credit that matures on May 31, 2001, but can be renewed annually upon agreement of both parties. The maximum permitted borrowing amount is $12.0 million. As collateral for the Commercial Bank Agreement, Mr. Kaye pledged a portion of his common shares in an amount at least equal in value to 200% of any outstanding balance. At March 1, 2001, the outstanding balance under the Commercial Bank Agreement was $6.0 million.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

             RATIFICATION   Upon the recommendation of its Audit Committee, the
           OF THE BOARD'S   Board has selected Crowe, Chizek and Company LLP as
                SELECTION   Metropolitan's independent auditors for the fiscal
                            year ending December 31, 2001, to audit the books and accounts of Metropolitan for that year, subject to ratification of the selection by the shareholders at the 2001 Annual Meeting. Crowe, Chizek and
                            Company LLP has been the independent auditors of Metropolitan since 1991.

                            Representatives of Crowe, Chizek and Company LLP are expected to be present at the 2001 Annual Meeting and to be available to respond to appropriate questions. Their representatives will also be provided an opportunity to make a statement, if they desire to do so.

                            Although shareholder approval of this appointment is not required by law or binding on the Board, the Board believes that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Crowe, Chizek and Company LLP as Metropolitan's independent auditors, the Board will consider this vote in determining whether to continue the engagement of Crowe, Chizek and Company LLP.

                 AUDIT FEES The aggregate fees billed to Metropolitan by Crowe,
                            Chizek and Company LLP for professional services rendered for the audit of Metropolitan's financial statements for the year ended December 31, 2000 and for reviews of financial statements included in Metropolitan's Forms 10-Q for the 2000 fiscal year have not been finalized, but is believed will approximate $100,000.

              FINANCIAL   There were no services rendered and, therefore, no
            INFORMATION   fees billed, to Metropolitan by Crowe, Chizek and
                SYSTEMS   Company LLP for professional services rendered by it
             DESIGN AND   during 2000 related to financial information system
         IMPLEMENTATION   design and implementation services as described
                   FEES   in paragraph (c)(4)(ii) of rule 2-01 of SEC
                          Regulation S-X.

         ALL OTHER FEES   The aggregate fees billed to Metropolitan by Crowe,
                          Chizek and Company LLP during 2000 for all other services than included in the above amounts totaled
                          $168,438, the majority of which was related to a data conversion project.

        AUDIT COMMITTEE   The Audit Committee considered whether the
         REVIEW OF NON-   provision of services covered in the amounts
             AUDIT FEES   charged during 2000 by Crowe, Chizek and Company
                          LLP for financial information systems design and implementation and all other fees impaired Crowe, Chizek and Company LLP's independence was compatible with maintaining of Crowe, Chizek and Company LLP's independence. After reviewing and considering this matter, the Audit Committee determined that the provision of those services was compatible with maintaining the appropriate level of independence.


                BOARD'S   THE BOARD UNANIMOUSLY RECOMMENDS RATIFICATION OF THE
         RECOMMENDATION   SELECTION OF CROWE, CHIZEK AND COMPANY LLP AS
                          INDEPENDENT AUDITORS FOR METROPOLITAN FINANCIAL CORP.
                          FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                     GENERAL

2002 SHAREHOLDER PROPOSALS

              PROPOSALS   Any shareholder of Metropolitan wishing to have a
                MUST BE   proposal considered for inclusion in Metropolitan's
                 TIMELY   2002 proxy solicitation materials must set forth such
              SUBMITTED   proposal in writing and file it with the Secretary of
              ACCORDING   Metropolitan on or before November 27, 2001.
     TO  METROPOLITAN'S   Shareholder proposals submitted after that date are
            REGULATIONS   considered untimely and not eligible to be submitted
                          to shareholders for their approval or adoption according to Metropolitan's Regulations.

VOTING PROCEDURES/REVOKING YOUR PROXY

                GENERAL   In order for action to be taken at the 2001 Annual
            INFORMATION   Meeting, a quorum must exist. A quorum exists if at
                          least a majority of the total shares outstanding and entitled to vote is either present or represented by proxy at the Annual Meeting. Regarding Proposal 1,
                          Election of Directors to the Class of 2004, directors will be elected if they receive a plurality (i.e., the greatest number) of the votes cast by shares present and voting in person or by proxy. Passage of Proposal 2, Ratification of Metropolitan's
                          Independent Auditors for 2001, will occur with at least a majority vote. Unless a broker's authority to vote on a particular matter is limited, abstentions and broker non-votes are counted in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal, as each abstention or broker non-vote would be one less vote in favor of a proposal.

             VOTING   Your shares of Common Stock will be voted in
               YOUR   accordance with the instructions you place on the
              PROXY   proxy card. If no instructions are given on the proxy
               CARD   card, your shares will be voted for the election as
                      directors of the nominees named in this Proxy
                      Statement and ratifying the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2001. The proxy also grants the proxy holders the power to vote on all matters that may come before the 2001 Annual
                      Meeting for which Metropolitan did not have notice of prior to November 27, 2000. The Board of Directors knows of no other matters which will be presented at the 2001 Annual Meeting. However, if other matters properly come before the 2001 Annual Meeting or any adjournment, the person or persons named in the proxy cards will vote on those matters in accordance with their best judgment.

                      Proxies may be revoked at any time before it is voted if you:

             REVOKING  -   deliver a signed, written revocation letter,
                 YOUR      dated later than the proxy, to Malvin E.
                PROXY      Bank, Secretary, Metropolitan Financial
                           Corp., 22901 Mill Creek Boulevard, Highland
                           Hills, Ohio 44122; or

                       - by delivering a signed proxy, dated later than the first one, to Fifth-Third Bancorp, Mail Drop No. MD10AT60, 38 Fountain Square Plaza, Cincinnati, OH 45263; or


                       - by attending the Annual Meeting and giving notice of your revocation in open meeting.


                           Shareholders may only nominate a person for election as a director of Metropolitan at a meeting of shareholders if the nominating shareholder has strictly complied with the applicable notice and procedural requirements set forth in the Regulations, including, without limitation, timely providing to the Secretary of Metropolitan the requisite notice of the proposed nominee(s) containing all the information specified by the Regulations. Metropolitan will provide to any shareholder, without charge, a copy of the applicable procedures governing nomination of directors set forth in the Regulations upon request made to the Secretary of Metropolitan.

                           Metropolitan will bear the expense of preparing, printing and mailing this Proxy Statement. In addition to solicitation by mail, personnel of Metropolitan and its subsidiaries may solicit the return of proxies in person, by telephone or through other forms of communication. Metropolitan personnel who participate in this solicitation will not receive any additional compensation for such solicitation. Metropolitan will request brokers, banks and other custodians, nominees and fiduciaries to send proxy material to beneficial owners and will, upon request, reimburse them for their expense in so doing.

                                             By Order of the Board of Directors


                                             /s/ Malvin E. Bank
                                             MALVIN E. BANK
                                             Secretary

April 2, 2001

                                  APPENDIX "1"

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                       METROPOLITAN BANK AND TRUST COMPANY

INTRODUCTION

                Metropolitan Bank and Trust Company's (the "Bank") executive management is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal operating controls. Its Board of Directors has statutory and fiduciary responsibility, subject to and limited by all applicable statutory limitations of personal liability and rights to indemnification under the Bank's Amended and Restated Constitution, to oversee management's exercise of these responsibilities. To assist the Board, the Bank has established, through its Amended and Restated Constitution, an Audit Committee (the "Committee") whose authority and responsibility are described by this charter.

AUTHORITY

         The Committee has, along with the authority to otherwise fully discharge its responsibilities, authority to:

         A. Investigate or direct investigations of any activity of the Bank, its subsidiaries and affiliates, related to its responsibilities upon the approval of the Board of Directors.

         B.       Have unrestricted access to Bank documents and personnel; and,

         C. Retain persons having special competence as is necessary in discharging its responsibilities.

STRUCTURE OF THE AUDIT COMMITTEE

       The Audit Committee shall have such number of members, as the Board of Directors shall decide from time to time; however, the Audit Committee shall not be comprised of less than three members. Except as is otherwise permitted by Rule 4460(d)(2)(B) of the listing standards of the National Association of Securities Dealers, Inc., as amended, only independent directors will serve on the Committee. Each member of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall possess accounting or related financial management expertise.

RESPONSIBILITIES

       On behalf of the Board of Directors, the Committee shall satisfy itself that open channels of communication exist among management, the internal auditors, and the independent auditors and has responsibilities in the following general areas:

         A. Financial Reporting: To satisfy itself that financial disclosures made or to be made by management reasonably portray the Bank's financial condition, results of operations and plans and long-term commitments. The independent auditing firm is ultimately accountable to the Board of Directors and the Audit Committee and, therefore, these shareholder representatives shall have the ultimate authority to select, evaluate, and, where appropriate, to replace the outside auditor and to make recommendations to the Board of Directors of Metropolitan Financial Corp. on such nominations concerning the independent auditor for ratification by Metropolitan Financial Corp. shareholders;

         B. Bank Oversight: To satisfy itself that the Bank is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically and is maintaining effective controls against employee conflict of interest and fraud;

         C. Independence: To confirm and assure the independence of the Bank's independent accountant, including review of consulting services performed by independent accountants and fees paid for them;

         D. Internal Control: To understand, to the extent deemed necessary by the Committee, the Bank's key financial reporting risk areas and systems of internal control, and methods of monitoring the control process;

         E. Internal Audit: To oversee, to the extent deemed necessary by the Committee, the Bank's internal audit function;

         F. Meet at least four (4) times per year or more frequently as circumstances require; and

         G. Report periodically to the Board of Directors on significant results of the foregoing activities.

       Appendix A lists examples of actions the Committee may take in fulfilling these responsibilities. The description or listing of any matter in the appendix attached hereto or of any matter as a responsibility shall, in no way, be construed as a mandatory function of the Committee which, if not performed, shall constitute a breach of the statutory and fiduciary responsibilities of the members of the Committee or be deemed to be willful misconduct or recklessness. The Committee may consider such other matters relating to the financial affairs, internal audit or independent audit of the Bank as the Committee, in its sole discretion, deems advisable.

OBLIGATIONS AND LIMITATIONS OF LIABILITY OF MEMBERS OF THE COMMITTEE

       As directors of the Bank, the members of the Committee shall perform the responsibilities of the Committee in good faith, in a manner each of them reasonably believes to be in the best interest of the Bank and in accordance with laws and regulations and bylaws of the NASDAQ Stock Market, Inc., and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing responsibilities as a member of the Committee, each member shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by persons, committees, entities or organizations so authorized by the Ohio Business Bank Law presently in effect or as may hereafter be applicable to the Bank. The provisions of this Charter and/or specification of any matter set forth herein shall, in no way, (i) amend, alter or otherwise change the statutory or regulated fiduciary responsibility or personal liability of the members of the Committee or
       (ii) amend, alter or otherwise change the Bank's Amended and Restated Constitution as to liabilities of directors and their indemnification.

APPROVAL

         This Charter is subject to periodic review and amendment by the Board of Directors.

-------------------------------------------------------------------------------

                                   APPENDIX A
                           TO AUDIT COMMITTEE CHARTER

A.    FINANCIAL REPORTING

      To satisfy itself that financial disclosures made or to be made by management reasonably portrays the Bank's financial condition, results of operations, and plans and long-term commitments, the Committee may:

      1.    Oversee the Bank's relationship with its independent auditors by:

            a. Recommending for Board approval the appointment, reappointment, or termination of the Bank's independent audit firm.
            b. Approving the independent audit firm's planned audit scope, approach, and estimated fees for the annual audit and quarterly review work as outlined in its engagement letter.
            c. Approving the planned timing of the independent audit firm's visits.
            d.    Reviewing the level of coordination with internal auditing.
            e.    Reviewing the independent auditors' performance.
            f. Reviewing plans for engaging the independent audit firm to perform management advisory or other non-audit services as well as projected fees for these services, and assessing the possible effect these services could have on the firm's independence. The Audit Committee shall be responsible for insuring the receipt from the independent auditor of a written statement delineating all relationships between the independent auditor and the Bank, consistent with Independence Standards Board Standard No. 1.
            g. Supporting and encouraging a Bank environment in which the Bank's independent auditors have the freedom to perform their work properly.

      2.    Review the Bank's accounting policies and their application.

      3. Review the Bank's financial statements, including interim financial statements, annual financial statements with accompanying auditors' opinion and management letters, and any other financial reports requiring Board approval before submission to the Securities and Exchange Commission or other government agency. In reviewing the Bank's financial statements, the Committee may:

            a. Review the quarterly reporting process, including review of management established acceptability and quality of the controls to protect the integrity of the quarterly reporting process, discussion of significant variances between actual results and budgeted or projected results previously given to the Board or Audit Committee, and discussion of proposed changes in accounting or financial reporting practices or any other unusual events that did or could have a material impact on the financial statements.

            b. Inquire about and secure such assurances as the Committee may deem appropriate as to the conformity of the financial statements to generally accepted accounting principles and regulatory requirements and the adequacy of financial statement disclosures in relation to financial reporting and regulatory disclosure rules.

            c. Inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had or may have a material impact on the financial statements, and about underlying assumptions used to arrive at the amounts.

            d. Inquire about the status of any tax reserves related to significant items that have been or might be disputed by the Internal Revenue Service for any open tax years.

            e. Review with management the management's discussion and analysis section of the annual report.

            f. Review with management and the independent auditors any significant reporting or operational issues affecting the financial statements that were discussed during the accounting period and their resolution, including the nature of any significant adjustments, reclassifications, or additional disclosures suggested by the independent auditors that are currently or may become significant.

            g. Obtain from management a notification of issues and responses whenever a second opinion is sought from another independent public accountant.

            h. Review the letter of management representations given to the independent auditors and inquire whether any difficulties were encountered in obtaining the letter.

            i. Arrange for periodic reports from management, the independent auditor and the internal auditor to assess the impact of significant regulatory changes and accounting or reporting developments proposed or implemented by the Financial Accounting Standards Board or the Securities and Exchange Commission or any other significant matters that might affect the Bank.

            j. Discuss with independent auditors any variations from the audit scope originally planned and approved and any internal control weaknesses, which the independent auditors reported as a result of their audit and management's response to such weaknesses.

B.    BANK OVERSIGHT

      To satisfy itself that the Bank is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against employee conflict of interest and fraud, the Committee may:

      1. Review Bank policies relating to compliance with laws and regulations, ethics, conflicts of interest, and the investigation of misconduct and fraud.

      2. Review current and pending material litigation or regulatory proceedings in which the Bank is a party, and meet with the Bank's general counsel to discuss other legal matters that may have a significant impact on the Bank.

      3. Review significant cases of employee conflict of interest, misconduct or fraud.

      4. Review Bank policies and procedures relating to review of officers' expenses and perquisites, including use of Bank assets.

C.    INTERNAL CONTROL

      To understand, to the extent deemed necessary by the Committee, the Bank's key financial reporting risk areas and systems of internal control and to monitor its control processes, the Committee may, to the extent deemed necessary by the Committee:

      1. Determine that a sound internal accounting control system is maintained and that management understands it.

      2. Determine the extent to which the planned audit scope of both the internal auditors and the independent audit firm can be relied on to detect internal control weaknesses, and review management's plans to monitor compliance with internal controls.

      3. Meet privately with representatives of the independent audit firm to discuss the quality and cooperativeness of management, financial, accounting, and internal audit personnel to determine if any restrictions have been placed by management on the scope of the independent audit, and to allow the firm to discuss other matters it believes should be discussed with the Committee.

      4.    Review the Bank's insurance coverage.

D.    INTERNAL AUDIT

      To oversee, to the extent deemed necessary by the Committee, the internal audit function, the Committee may:

      1. Approve the Bank's Internal Audit Policy that explains the purpose, responsibility, authority, and reporting relationships of the internal audit function.

      2. Review management's appointment and termination of the Bank's Internal Audit Manager.

      3. Review internal audit's objectives and goals, schedules, staffing plans, and financial budgets to assure they provide adequate support for the Committee's own goals and objectives.

      4. Review summary results of internal audits, including those related to Bank governance, supplemented with detail regarding significant audit findings and recommendations.

      5. Provide periodic quality assurance reviews to ensure that the internal audit function operates in accordance with Internal Audit Standards.

                                [COMPANY LOGO]

                  METROPOLITAN FINANCIAL CORP.
                  C/O CORPORATE TRUST SERVICES
                  MAIL DROP 10AT66--4129
                  38 FOUNTAIN SQUARE PLAZA
                  CINCINNATI, OH 45263
                                                            NAME APPEARS

                                                        FOLD AND DETACH HERE

     In their discretion, the PROXIES are authorized to vote upon such other business as may properly come before the meeting.

  This PROXY when executed will be voted in the manner directed hereon by the undersigned SHAREHOLDER(S).
    If no direction is made, this PROXY will be voted FOR Proposals 1 and 2.
                     ALL FORMER PROXIES ARE HEREBY REVOKED.

                                     Dated:_______________________________, 2001





                                    --------------------------------------------
                                             (Signature of Shareholder)
NAME APPEARS

                                    --------------------------------------------
                                             (Signature of Shareholder)

                                    (Please sign exactly as your names appear opposite. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.)

                          METROPOLITAN FINANCIAL CORP.
                           22901 MILL CREEK BOULEVARD
                           HIGHLAND HILLS, OHIO 44122

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert M. Kaye, Kenneth T. Koehler and Malvin E. Bank and each of them, with FULL power of substitution, as proxies to vote, as designated below, FOR and in the name of the undersigned all shares of common stock of Metropolitan Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said CORPORATION scheduled to be held Tuesday, April 24, 2001 at 9:00 a.m. at the offices of said CORPORATION, 22901 Mill Creek Boulevard, Highland Hills, Ohio, 44122 or at any postponement or adjournment thereof.

         The Board of Directors recommends a FOR vote on the election of Directors, and the proposal to ratify the appointment of Crowe, Chizek and Company LLP. Please mark an X in one box under each item.

1.   ELECTION of four directors to Class of 2004:       |_| FOR ALL NOMINEES            |_|  WITHHOLD AUTHORITY TO VOTE FOR
                                                            LISTED BELOW.                    ALL NOMINEES LISTED BELOW.

   CLASS OF 2004 DIRECTORS--ROBERT R. BROADBENT, MARJORIE M. CARLSON, JAMES A.
                          KARMAN AND RALPH D. KETCHUM

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE BELOW:

--------------------------------------------------------------------------------
2. Proposal to approve the appointment of Crowe, Chizek and Company LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2001.

                  |_|   FOR         |_|   AGAINST           |_|  ABSTAIN